Loss per share	12 Months Ended
Jun. 30, 2026
Notes and other explanatory information [abstract]
Loss per share

29. Loss per share

Basic loss per share is calculated by dividing the loss attributable to holders of ordinary shares of the Company by the weighted-average number of ordinary shares outstanding during the year.

The loss and weighted average numbers of Class A Ordinary Shares used in the calculation of loss per share are as follows:

	As at June 30
(US dollars in thousands)	2026	2025	2024
Loss for the year / period attributable to equity owners	(49,732)	(15,658)	(46,700)
Weighted average number of shares in issue (‘000s)	19,456	6,655	3,079
Basic loss per share (dollars)	(2.56)	(2.35)	(15.17)
Diluted loss per share (dollars)	(2.56)	(2.35)	(15.17)

On October 4, 2023, the Company announced a one-for-ten (1-10) reverse stock split and par value change of its Class A Ordinary Shares which began trading on a post-split basis on October 6, 2023. The reverse stock split has been applied retrospectively to the prior years’ share figures for the purpose of calculating EPS.

Diluted earnings per share is calculated by adjusting the weighted-average number of ordinary shares outstanding for the effect of all potentially dilutive ordinary shares. For the year ended June 30, 2026, the effect of the Company’s potential ordinary shares was antidilutive because the Group incurred a loss. Accordingly, diluted loss per share is equal to basic loss per share.

Potential ordinary shares arising from the following the instruments were excluded from the calculation of diluted earnings per share for the year ended June 30, 2026 because their inclusion would have reduced the loss per share and therefore would have been antidilutive.

Number of instruments (thousands)	2026	2025
Warrants – classified as equity	1,134	717
Warrants – classified as liabilities (derivatives)	3,671	–
Total warrants	4,805	717
Share options	–	–
RSUs / PSUs / BSAs	164	89
Total	4,969	806